Exhibit 10.1

W2 Energy, Inc.
____________________________

SECURITIES PURCHASE AGREEMENT

__________________________

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is made and entered into effective as of March 30, 2009 (the “Effective Date”) by and between W2 Energy, Inc., a Nevada corporation (the “Company”), and Access Capital Fund I, LLC, a Nevada limited liability company (the “Purchaser”).  The Company and Purchaser shall each be referred to as a “Party” and collectively as the “Parties.”

1.           PURCHASE OF SECURITIES:  On the Closing Date (as hereinafter defined), subject to the terms and conditions set forth in this Agreement, the Purchaser hereby agrees to purchase, and the Company hereby agrees to sell, a Convertible Promissory Note of even date herewith (the “Note”) in the original principal amount of Twenty Five Thousand Dollars ($25,000.00) (the “Purchase Price”).  The Note shall be convertible into common stock of the Company (the “Conversion Shares” and together with the Note, the “Securities”).

2.           CLOSING AND DELIVERY:

a)           Upon the terms and subject to the conditions set forth herein, the consummation of the purchase and sale of the Note (the “Closing”) shall be held simultaneous with the execution of this Agreement, or at such other time mutually agreed upon between the constituent Parties (the “Closing Date”).  The Closing shall take place at the offices of the Purchaser set forth in Section 6 hereof, or by the exchange of documents and instruments by mail, courier, facsimile and wire transfer to the extent mutually acceptable to the Parties hereto.

b)           At the Closing:

(i)    The Company shall deliver to the Escrow Agent (as defined in the Escrow Agreement in the form attached hereto as Exhibit B”) fully executed copies of the following:

A.	the Note in the form attached hereto as Exhibit A;
B.	the Escrow Agreement in the form attached hereto as Exhibit B;
C.	the Irrevocable Instruction Letter to Transfer Agent in the form attached hereto as Exhibit C;
D.	the Conflict Waiver entered into between the Company and The Lebrecht Group, APLC; and
E.	the security shares as set forth in Section 4(e) hereof.

(ii)    The Company shall deliver to the Purchaser fully executed copies of the following:

A.	the Auditor Agreement in the form attached hereto as Exhibit D; and

B.	the Unanimous Written Consent of Directors of the Company in the form attached hereto as Exhibit E.

(iii)           The Purchaser shall deliver to the Escrow Agent the Purchase Price.

3.           REPRESENTATIONS, WARRANTIES AND AGREEMENTS BY PURCHASER:  The Purchaser hereby represents, warrants and agrees as follows:

a)           Purchase for Own Account.  Purchaser represents that it is acquiring the Note solely for its own account and beneficial interest for investment and not for sale or with a view to distribution of the Securities or any part thereof, has no present intention of selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the same, and does not presently have reason to anticipate a change in such intention.

b)           Ability to Bear Economic Risk.  Purchaser acknowledges that an investment in the Securities involves a high degree of risk, and represents that it is able, without materially impairing its financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of its investment.

c)           Access to Information. The Purchaser acknowledges that the Purchaser has been furnished with such financial and other information concerning the Company, the directors and officers of the Company, and the business and proposed business of the Company as the Purchaser considers necessary in connection with the Purchaser’s investment in the Note.  As a result, the Purchaser is thoroughly familiar with the proposed business, operations, properties and financial condition of the Company and has discussed with officers of the Company any questions the Purchaser may have had with respect thereto.  The Purchaser understands:

(i)             The risks involved in this investment, including the speculative nature of the investment;

(ii)            The financial hazards involved in this investment, including the risk of losing the Purchaser’s entire investment;

(iii)           The lack of liquidity and restrictions on transfers of the Securities; and

(iv)           The tax consequences of this investment.

The Purchaser has consulted with the Purchaser’s own legal, accounting, tax, investment and other advisers with respect to the tax treatment of an investment by the Purchaser in the Note and the merits and risks of an investment therein.

d)           Securities Part of Private Placement.  The Purchaser has been advised that the Securities have not been registered under the Securities Act of 1933, as amended (the “Act”), or qualified under the securities law of any state, on the ground, among others, that no distribution or public offering of the Securities is to be effected and the Securities will be issued by the Company in connection with a transaction that does not involve any public offering within the meaning of section 4(2) of the Act and/or Regulation D as promulgated by the Securities and Exchange Commission under the Act, and under any applicable state blue sky authority.  The Purchaser understands that the Company is relying in part on the Purchaser’s representations as set forth herein for purposes of claiming such exemptions and that the basis for such exemptions may not be present if, notwithstanding the Purchaser’s representations, the Purchaser has in mind merely acquiring the Securities for resale on the occurrence or nonoccurrence of some predetermined event.  The Purchaser has no such intention.

e)           Further Limitations on Disposition.  Purchaser further acknowledges that the Securities are restricted securities under Rule 144 of the Act, and, therefore, any certificates reflecting the ownership interest in the Securities will contain a restrictive legend substantially similar to the following:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”).  THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE HOLDER THAT SUCH REGISTRATION IS NOT REQUIRED.

f)           Accredited Investor Status.  Purchaser is an “accredited investor” as such term is defined in Rule 501 under the Act because Purchaser was not formed for the purpose of investing in the Securities, has or will have other substantial business or investments, and each of its members is an Accredited Investor.  For purposes hereof, an “Accredited Investor” is one that either:

(i)             has a net worth of at least $1,000,000 (including home and personal property), or

(ii)            had an individual income of more than $200,000 in each of the two most recent calendar years, and reasonably expects to have an individual income in excess of $200,000 in the current calendar year; or along with Purchaser’s spouse had joint income in excess of $300,000 in each of the two most recent calendar years, and reasonably expects to have a joint income in excess of $300,000 in the current calendar year.

For purposes of this Agreement, “individual income” means “adjusted gross income” as reported for Federal income tax purposes, exclusive of any income attributable to a spouse or to property owned by a spouse:  (i) the amount of any interest income received which is tax-exempt under Section 103 of the Internal Revenue Code of 1986, as amended, (the “Code”), (ii) the amount of losses claimed as a limited partner in a limited partnership (as reported on Schedule E of form 1040), (iii) any deduction claimed for depletion under Section 611 et seq. of the Code and (iv) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Sections 1202 of the Internal Revenue Code as it was in effect prior to enactment of the Tax Reform Act of 1986.

For purposes of this Agreement, “joint income” means, “adjusted gross income,” as reported for Federal income tax purposes, including any income attributable to a spouse or to property owned by a spouse, and increased by the following amounts:  (i) the amount of any interest income received which is tax-exempt under Section 103 of the Internal Revenue Code of 1986, as amended (the “Code”), (ii) the amount of losses claimed as a limited partner in a limited partnership (as reported on Schedule E of Form 1040), (iii) any deduction claimed for depletion under Section 611 et seq. of the Code and (iv) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code as it was in effect prior to enactment of the Tax Reform Act of 1986.

For the purposes of this Agreement, “net worth” means (except as otherwise specifically defined) the excess of total assets at fair market value, including home and personal property, over total liabilities, including mortgages and income taxes on unrealized appreciation of assets.

g)           Purchaser Authorization.  The Purchaser is empowered and duly authorized to enter into this Agreement under any governing document, partnership agreement, trust instrument, pension plan, charter, certificate of incorporation, bylaw provision or the like; this Agreement constitutes a valid and binding agreement of the Purchaser enforceable against the Purchaser in accordance with its terms; and the person signing this Agreement on behalf of the Purchaser is empowered and duly authorized to do so by the governing document or trust instrument, pension plan, charter, certificate of incorporation, bylaw provision, board of directors or stockholder resolution, or the like.

4.           REPRESENTATIONS, WARRANTIES AND AGREEMENTS BY COMPANY:  The Company hereby represents, warrants and agrees as follows:

a)           Authority of Company.  The Company has all requisite authority to execute and deliver this Agreement and to carry out and perform its obligations under the terms of this Agreement.

b)           Authorization.  All actions on the part of the Company necessary for the authorization, execution, delivery and performance of this Agreement by the Company and the performance of the Company’s obligations hereunder has been taken or will be taken prior to the issuance of the Note.  This Agreement, when executed and delivered by the Company, shall constitute valid and binding obligations of the Company enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency, the relief of debtors and, with respect to rights to indemnity, subject to federal and state securities laws.  The Securities will be validly issued, fully paid and nonassessable, will not violate any preemptive rights, rights of first refusal, or any other rights granted by the Company, and will be issued in compliance with all applicable federal and state securities laws, and will be free of any liens or encumbrances, other than any liens or encumbrances created by or imposed upon the Purchaser through no action of the Company; provided, however, that the Securities may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time the transfer is proposed.

c)           Governmental Consents.  All consents, approvals, orders, or authorizations of, or registrations, qualifications, designations, declarations, or filings with, any governmental authority required on the part of the Company in connection with the valid execution and delivery of this Agreement, the offer, sale or issuance of the Securities, or the consummation of any other transaction contemplated hereby shall have been obtained, except for notices required or permitted to be filed with certain state and federal securities commissions, which notices will be filed on a timely basis.

d)           Escrow Agreement; Distribution of Proceeds.  The Company agrees to enter into the Escrow Agreement, a copy of which is attached hereto as Exhibit B (the “Escrow Agreement”), which provides for the distribution of the Purchase Price and the release of the Conversion Shares upon conversion of the Note.

e)           Security Shares.  The Company agrees to deposit with the escrow agent under the Escrow Agreement that number of shares of its common stock equal to four (4) times the number of shares necessary to convert the Note on the date hereof.  The Company further agrees to replenish the shares of its common stock held in escrow at the request of the Purchaser so that the number of shares is always equal to at least two (2) times the number of shares necessary to convert the Note.

f)           Irrevocable Instruction Letter to Transfer Agent; No Change in Transfer Agent.  The Company agrees to execute the Irrevocable Instruction Letter to Transfer Agent as set forth in Exhibit C attached hereto and further agrees that it shall not, in any case, revoke the Irrevocable Instruction to Transfer Agent or prevent or obstruct in any way the ability of the escrow agent under the Escrow Agreement to transfer the shares held in escrow.  The Company further agrees that as long as the Note remains outstanding, the Company will not change transfer agents without the express written consent of the Purchaser.

g)           Registration Rights.  If the Company at any time proposes to register any of its securities under the Act, including under an S-1 Registration Statement or otherwise, it will each such time give written notice to Purchaser of its intention so to do.  Upon the written request of Purchaser given within 30 days after receipt of any such notice, the Company will use its best efforts to cause all shares underlying the conversion of the Note to be registered under the Act (with the securities which the Company at the time propose to register).  All expenses incurred by the Company in complying with this section, including without limitation all registration and filing fees, listing fees, printing expenses, fees and disbursements of all independent accountants, or counsel for the Company and the expense of any special audits incident to or required by any such registration and the expenses of complying with the securities or blue sky laws of any jurisdiction shall be paid by the Company.

5.           MISCELLANEOUS:

a)           Binding Agreement.  The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the Parties.  Nothing in this Agreement, expressed or implied, is intended to confer upon any third party any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

b)           Governing Law; Venue.  This Agreement shall be governed by and construed under the laws of the State of Utah as applied to agreements among Utah residents, made and to be performed entirely within the State of Utah.  The Parties agree that any action brought to enforce the terms of this Agreement will be brought in the appropriate federal or state court having jurisdiction over Salt Lake County, Utah, United States of America.

c)           Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

d)           Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

e)           Notices to be given hereunder shall be in writing and shall be deemed to have been sufficiently given if delivered personally or sent by overnight courier, or by facsimile transmission.  Notice shall be deemed to have been received on the date and time of personal or overnight delivery or facsimile transmission, if received during normal business hours of the recipient; if not, then on the next business day.

Notices to the Company shall be sent to:	W2 Energy, Inc. 26 Densley Avenue Toronto, Ontario Canada M6M2R1 Attn: Mike McLaren Facsimile No.: (416) 248-2024

Notices to the Holder shall be sent to:	Access Capital Fund I, LLC 2975 W. Executive Way, Suite 141 Lehi, Utah 84043 Attn: Michael Southworth, Manager Facsimile No.: ________________

f)           Modification; Waiver.  No modification or waiver of any provision of this Agreement or consent to departure therefrom shall be effective unless in writing and approved by the Company and the Purchaser.

g)           Entire Agreement; Successors.  This Agreement and the Exhibits hereto constitute the full and entire understanding and agreement between the Parties with regard to the subjects hereof and no Party shall be liable or bound to the other Party in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein.  The representations, warranties and agreements contained in this Agreement shall be binding on the Purchaser’s successors, assigns, heirs and legal representatives and shall inure to the benefit of the respective successors and assigns of the Company and its directors and officers.

h)           Expenses.  Each Party shall pay their own expenses in connection with this Agreement.  In addition, should either Party commence any action, suit or proceeding to enforce this Agreement or any term or provision hereof, then in addition to any other damages or awards that may be granted to the prevailing Party, the prevailing Party shall be entitled to have and recover from the other Party such prevailing Party’s reasonable attorneys’ fees and costs incurred in connection therewith.

i)           Currency.  All currency is expressed in U.S. dollars.

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IN WITNESS WHEREOF, the Parties have executed this Securities Purchase Agreement as of the date first written above.

“Company”	“Purchaser”

W2 Energy, Inc.,	Access Capital Fund I, LLC,
a Nevada corporation	a Nevada limited liability company

/s/ Michael McLaren	/s/ Michael Southworth
By: Michael McLaren	By: Michael Southworth
Its: President	Its: Manager

Exhibit A

Note

A-1

Exhibit B

Escrow Agreement

B-1

Exhibit C

Irrevocable Instruction Letter to Transfer Agent

C-1

Exhibit D

Auditors Agreement

D-1

Exhibit E

Unanimous Written Consent of Directors of Company

E-1